UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CCA Industries, Inc.
(Name of Registrant as Specified in Its Charter)
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Letter to Our Shareholders

June 2, 2014

Dear fellow Shareholders,
I accepted the position of Chief Executive Officer and President of CCA Industries in October 2013 not only with pride, but full confidence that restoring the Company’s long-standing record of success was readily achievable as it was clear to me that the…

•	Founders, David Edell and Ira Berman, the entire Board of Directors and CCA’s employees- from top to bottom-were 100% committed to fixing our go-forward approach to enhance the company’s performance,

•
Ways and means to squeeze out non-productive expenses were readily available and that a substantial portion of those savings could be redeployed to drive the business turnaround, and ultimately help restore profit,

•	Brands continue to deliver meaningful consumer benefits, have been under-marketed, and, importantly, had a lot of fuel left in their tank to achieve profitable growth in the near and longer-term.
CCA’s poor 2013 report card, previously disclosed, reflects myriad factors, but here are some of the developments that hurt us most: The company’s prior CEO, Dunnan Edell, tragically and unexpectedly passed away in the first quarter of the year. As a result, business-building actions stalled, and ultimately so did corrective action where needed, e.g., principally within the diet and nail color businesses which spiked returns substantially over historic averages. Advertising, media, and new product efforts across the board also needed a full tune-up. Since the Company’s founding 31 years ago, it had not posted such a weak performance. We are determined that all current and future efforts will serve to drive shareholder value. We anticipate achieving this by a) effectively leveraging the brands’ connection to the consumer, b) operating more efficiently in delivering our branded goods to market, and c) upgrading marketing and sales representation to propel profitable sales.
Over the past seven (7) months, I have partnered with Steve Heit, our Chief Financial Officer, to develop and secure Board approval to a comprehensive strategic plan that we believe puts the Company on a path to delivering positive results within each of the above noted areas. To this end, we have already moved forward on multiple fronts to help restore the business. Specifically, we have aggressively activated efforts leading to:

1.
The restructuring of the Company’s business model by outsourcing various selling, administrative, warehousing and logistic disciplines to The Emerson Group (who manages over $1.7 billion in annual consumer sales against a variety of niche consumer product brands very similar to ours with the retailers in all classes of trade) to reduce overhead expenses, and increase functional efficiencies. We anticipate a cost savings of over $3.5 Million, on a go-forward 12-month basis by this action.

2.	Shifting $1.0 Million in non-productive budgeted funds to media to both help restore our core brands connection to its prime consumer and enhance profit.

3.	Creation and deployment of new hardworking national television advertising to trigger product pull through for each of our core priority business units:

▪	Plus White and Sudden Change featuring unique and compelling fact based stories that persuade consumer purchase-efforts kicked off April 7, 2014

▪
Mega T which received a complete restage featuring a highly differentiated formula (Probiotics), stronger, more branded packaging, and new advertising backed with substantial media support-effort kicked off May 26, 2014

▪	Bikini Zone-the first such effort in over 2 years, kicks off June 26, 2014.

4.
The management of the Gel Perfect nail color line returns. We are working with key accounts to sell down goods in distribution centers and at retail by the end of fiscal 2014. This approach will enable us to maintain tighter focus on our go-forward businesses.

5.
Leveraging the power of scale with the Emerson sales team to successfully secure greater presence in our accounts for Sudden Change Under Eye Serum, and gaining new distribution for new items such as: Sudden Change Intensive Wrinkle Repair and Plus White Extended Care kit.

6.	Instituting a targeted and concerted effort to expand distribution across our line within smaller retailers who are often overlooked by bigger CPG companies.
In summary, we are continuing to experience strong headwinds particularly on our diet and nail care businesses. We are, however, moving rapidly on both the defensive and offensive sides of the field to diminish negative impact areas and drive positive results in 2014 predominantly with advertising, media, expanded distribution and new products to help restore the health and vitality of the Company. Importantly, we are already seeing positive results from our advertising -confirming initial test results that our brand messages to the consumer resonate.
While we have significant challenges ahead, we believe we have the resources to turn our business around and that our disciplined, consumer-centric and results oriented approach will help us propel our business to new heights in the near and longer-term, bringing increased value to our shareholders.
Thank you for your continued support.

Sincerely,

/s/ Richard Kornhauser
Richard Kornhauser
Chief Executive Officer and President

/s/ Stanley Kreitman
Stanley Kreitman
Chairman of the Board

CCA INDUSTRIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2014

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the “Company” or "CCA") will be held on July 17, 2014, at 2:00 p.m Eastern Daylight Savings Time, at the offices of the Company, 200 Murray Hill Parkway, East Rutherford, New Jersey 07073, for the following purposes:

Management Proposals

1.
To elect as directors the seven nominees named in the attached Proxy Statement (four of whom are to be elected by the Class A Common Stock Shareholders and three of whom are to be elected by Common Stock Shareholders).

2.	To approve on an advisory basis, the Company's executive compensation.

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending November 30, 2014.

Such other business, if any, as may properly come before the meeting or any adjournment thereof, shall also be considered.

The identified proposals are more fully described, and related information is presented, in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on May 19, 2014 are entitled to notice of the meeting, and to vote at the meeting and at any continuation or adjournment thereof.

Your vote is very important. All shareholders are requested to be present at the meeting in person or by proxy so that a quorum may be ensured. As an alternative to attending the meeting and voting in person, you may vote via the telephone or internet, or by completing and returning the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Stanley Kreitman
Chairman of the Board

East Rutherford NJ
June 2, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, YOU ARE URGED TO EITHER VOTE BY TELEPHONE OR INTERNET, OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES AND IN THE ENVELOPE PROVIDED WITH THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014.
Our Notice of Annual Meeting, Proxy Statement, Letter to Shareholders and Annual Report are available online at:
www.ccaindustries.com/2014

TABLE OF CONTENTS

CCA INDUSTRIES, INC.
200 Murray Hill Parkway
East Rutherford, New Jersey 07073
www.ccaindustries.com

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the “Company”), for use at its Annual Meeting of Shareholders to be held on July 17, 2014, at 2:00 p.m Eastern Daylight Savings Time ("EDST"), at the Company’s principal executive offices, 200 Murray Hill Parkway, East Rutherford, New Jersey 07073 (hereinafter the “Annual Meeting”). Shareholders of record on May 19, 2014 will be entitled to vote. The Company has made the proxy materials available to the shareholders of record at www.ccaindustries.com/2014 beginning on June 2, 2014 and the proxy materials are being mailed to the shareholders on or about June 2, 2014.

IMPORTANT VOTING INFORMATION

Abstentions and Broker Non-Votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when shareholders are present at the Annual Meeting but choose to withhold their vote for any of the matters upon which the shareholders are voting. “Broker non-votes” occur when other holders of record (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the Annual Meeting, and do not have discretionary authority to vote those shares if they do not receive timely instructions from the beneficial owners. At the Annual Meeting, brokers will not have discretionary authority to vote on Proposal No. 1, Election Of Directors, and Proposal No. 2, Advisory Vote on Executive Compensation; however, brokers will have discretionary authority to vote on Proposal No. 3, Ratification of Appointment of Auditors.

You may vote “FOR” or “WITHHOLD AUTHORITY” for each director nominee. If you vote “WITHHOLD AUTHORITY,” your vote will be counted for purposes of determining the presence of a quorum. You may vote “FOR”, “AGAINST” or “ABSTAIN” on the Company’s proposals to approve, on an advisory basis, its executive compensation and to ratify the selection of our independent registered public accounting firm.

VOTING INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

The Company, as provided in its Certificate of Incorporation, has two authorized classes of common stock, denominated Common Stock and Class A Common Stock, and one authorized class of preferred stock, denominated Preferred Stock.

As of May 19, 2014, the record date for the Annual Meeting, there were 6,038,982 shares of Common Stock and 967,702 shares of Class A Common Stock outstanding. There are no outstanding shares of Preferred Stock.

Holders of Common Stock and holders of Class A Common Stock are entitled to one vote for each share of stock held, and the voting and other rights of each class are equivalent, except in respect to the election of directors. The Class A Common Stock shareholders have the right to elect four directors and the Common Stock shareholders have the right to elect three directors.

A quorum, counting proxies and shares represented in person, is necessary to the voting upon proposals proposed by management, and other business that may properly come before the Annual Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is a quorum for the election of directors to be elected by the holders of Common Stock, and the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock is a quorum for the election of directors to be elected by holders of Class A Common Stock. For matters on which the shareholders vote together as a single class, the presence at the meeting, in person or by proxy, of the holders of a majority of all outstanding shares constitutes a quorum.

Election of directors is by a plurality vote of the respective class. Approval, on an advisory basis, of the Company's executive compensation and ratification of the appointment of the Company’s independent registered public accountants requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposals.

How to Vote:

You may vote in person at the Annual Meeting, by telephone, internet or by proxy. Even if you plan to attend the Annual Meeting, we encourage you to vote by following the internet or telephone voting instructions on the the enclosed proxy voting instructions in advance of the Annual Meeting or by completing, signing and returning your proxy card.

In Person:

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. If your shares are held in the name of a broker or other nominee, we will allow you to attend the Annual Meeting upon presentation from the brokerage company an account statement, letter or other evidence satisfactory to us of your beneficial ownership of the shares. However, in order to vote in person at the meeting, you must obtain a proxy from your broker or other nominee, and bring that proxy to the meeting.

Internet:

To vote online, go to www.voteproxy.com as set forth on the enclosed proxy voting instructions and follow the on-screen instructions. You will need the control number on the enclosed proxy voting instructions to vote online. You may vote online until 11:59PM EST the day before the meeting.

Telephone:

To vote by telephone, call toll-free 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. You will need the control number on the enclosed proxy voting instructions to vote by telephone. You may vote by telephone until 11:59PM EST the day before the meeting.

Mail:

To vote by mail, please send your completed, signed and dated proxy card in the enclosed postage-paid return envelope as soon as possible.

Revocation:

You have the power to revoke your proxy at any time before its exercise. Thus, it may be revoked prior to its exercise by the filing of an instrument of revocation, or a duly executed proxy bearing a later date, with the Secretary of the Company at the Company’s principal executive office or by entering new instructions by internet or telephone. You can also revoke a filed proxy by attending the meeting and voting in person.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHER CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of the Company’s Common Stock, Class A Common Stock and beneficial ownership of all shares outstanding as of May 23, 2014 by (i) each of the directors and director nominees named herein, (ii) each of the named executive officers listed in the summary compensation table and (iii) all current officers and directors as a group. Other than as noted below, the Company is not aware of any person, who, or as group which, beneficially owns more than five percent (5%) of any class of the Company’s equity securities as of May 23, 2014. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares owned (subject to community property laws, where applicable), and is the beneficial owner of them.

Beneficial Ownership of Equity Securities

	Number of Shares Owned		Ownership Percentage of	Ownership Percentage of	Ownership Percentage of
		Class A	Common Stock	Class A Stock	All Shares
Name	Common Stock	Common Stock	Outstanding (2)	Outstanding (1)	Outstanding

David Edell (1)	146,609	484,615	2.4%	50.1%	9.0%
Ira Berman (1)	160,533	483,087	2.7%	49.9%	9.2%
Sardar Biglari (2)	776,259	—	12.9%	—%	11.1%
Philip L. Cooley	—	—	—%	—%	—%
Stanley Kreitman	14,200	—	*	—%	*
Robert Lage	—	—	—%	—%	—%
Jonathan Rothschild	241,521	—	4.0%	—%	3.4%
Drew Edell	98,108	—	1.6%	—%	1.4%
Stephen A. Heit (3)	2,680	—	*	—%	*
Richard Kornhauser (4)	5,486	—	*	—%	*
Renaissance Technologies LLC (5)	304,400	—	5.0%	—%	4.3%
Officers & Directors
As a Group (8 persons)	1,284,863	484,615	21.3%	50.1%	25.3%

* Represents less than one percent (1%) of the outstanding shares of the class.

(1) David Edell is a director of the Company and was Chief Executive Officer of the Company from February 10, 2013 to October 17, 2013. Ira Berman is a former Chairman of the Board and former executive officer of the Company and is currently a consultant to the Company. The address of David Edell and Ira Berman is 200 Murray Hill Parkway, East Rutherford, New Jersey 07073.

(2) Based on information contained in Form 4 filed with the SEC on July 3, 2013, these shares are held by the Lion Fund, L.P. ("The Lion Fund"). Biglari Capital Corp. (“BCC”) is the general partner of the Lion Fund. Sardar Biglari is the founder, Chairman and Chief Executive Officer of BCC and has investment discretion over the securities owned by the Lion Fund. By virtue of these relationships, BCC and Sardar Biglari may be deemed to beneficially own the 776,259 shares owned directly by The Lion Fund. BCC and Sardar Biglari each expressly and respectively disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein. The principal business address of each of Biglari Holdings, Inc., Sardar Biglari, BCC and The Lion Fund is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257.

(3) Mr. Stephen A. Heit is Chief Financial Officer and Treasurer. He also served as president from February 10, 2013 to October 17, 2013.

(4) Richard Kornhauser was appointed Chief Executive Officer and President effective October 17, 2013. Share holdings are based on Form 4 filed with SEC on May xx, 2014. Mr. Kornhauser is the beneficial owner of 5,486 shares of common stock.

(5) Based on information contained in Schedule 13G filed on February 13, 2014 with the SEC by Renaissance Technologies LLC ("RTC") and Renaissance Technologies Holdings Corporation ("RTHC"). The amount reported includes 304,400 shares beneficially owned by RTHC because of RTHC's majority ownership in RTC. The principal address for both entities is 800 Third Avenue, New York, New York 10022.

Mr. Drew Edell is a director and an officer of the Company. Messrs. Biglari, Cooley, Kreitman, Lage, and Rothschild are independent, outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and beneficial owners of more than ten percent of the Company's Common Stock to file reports regarding ownership of the Company's Common Stock with the SEC, and to furnish the Company with copies of all such filings. Based solely on a review of these filings made in fiscal 2013 and to date, the Company believes that all such filings were timely made with the exception of: one Form 3 for Richard Kornhauser was filed late on April 18, 2014 and one Form 4 for Richard Kornhauser was filed late on May 5, 2014 reporting two acquisitions in April 2014.

EXECUTIVE OFFICERS OF THE COMPANY
The following individuals are the current executive officers of the Company:

Chief Executive Officer and President: Richard Kornhauser, 59 years old, was appointed Chief Executive Officer and President on October 17, 2013. Before joining CCA, he was Chief Executive Officer of RK Brands, LLC from July 2010 to September 2013. Previously, Mr. Kornhauser held senior management positions with: FGX International, EVP, Chief Marketing Officer from January 2008 through July 2010, Chattem, Inc., Vice President Marketing from May 2000 through October 2007, and Combe Inc., Group Vice President of Marketing from October 1990 to April 2000.

Chief Financial Officer, Principal Accounting Officer and Executive Vice President: Stephen A. Heit, 59 years old, joined CCA in May 2005 as Executive Vice President – Operations, and was appointed Chief Financial Officer in March 2006. Prior to that he was Vice President – Business Strategies for Del Laboratories, Inc., a consumer products company that was listed on the American stock exchange, from 2003 to 2005. Mr. Heit served as President of AM Cosmetics, Inc. from 2001 to 2003 and as Chief Financial Officer from 1998 to 2003. From 1987 to 1997 he was the Chief Financial Officer of Pavion Limited, and also served on the Board of Directors. He serves on the advisory board of the Long Island University - Post College of Management, and a member of the New York Stock Exchange MKT listed company council. He received a Bachelor of Science from Dominican College in 1976, with additional graduate work in professional accounting at Fordham University, and an MBA in accounting from the University of Connecticut School of Business.

Chief Operating Officer and Director –Drew Edell, 56 years old, was appointed Chief Operating Officer of the Company in February 2013. He was appointed as a director of the Company on February 10, 2013 to fill the remaining term of Dunnan Edell. Mr. Edell is a graduate of Pratt Institute, where he received a Bachelor’s degree in Industrial Design. Mr. Edell joined the Company in 1983 and he served as Vice President of Product Development and Production from 1985 until his appointment as Chief Operating Officer. Mr. Edell has also served as the Corporate Secretary since December 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation earned in the 2013, 2012 and 2011 fiscal years by the Company's named executive officers for fiscal 2013:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	All Other Compensation ($) (2)	Total ($)
Richard Kornhauser, (3)
Chief Executive Office and President	2013	58,846	—	—	58,846
David Edell, (3)
Former Chief Executive Officer	2013	—	—	757,912	757,912
Dunnan D. Edell, (3)	2013	67,308	—	61,998	129,306
Former Chief	2012	350,000	50,000	24,953	424,953
Executive Officer	2011	350,000	100,000	22,735	472,735
Stephen A. Heit,	2013	250,000	—	30,344	280,344
Executive Vice President,	2012	250,000	—	28,513	278,513
Chief Financial Officer	2011	250,000	40,000	21,310	311,310
Drew Edell,	2013	275,000	—	24,195	299,195
Chief Operating	2012	275,000	—	22,690	297,690
Officer	2011	275,000	40,000	21,703	336,703

(1)	Bonus amounts represent amounts earned in each respective fiscal year, not necessarily paid in each year.

(2)
Includes the personal use value of Company leased automobiles, the value of Company‑provided life insurance, and health insurance that is made available to all employees. For Dunnan Edell, this amount includes death benefits of $56,827. For David Edell, this amount represents total cash payment of $724,727 for consulting services as per his Employment Agreement, and $33,185 paid for life insurance premiums for policies owned by Mr. Edell. Please see "Employment Contracts/Compensation Program" and "Transactions with Related Persons" below for further information regarding the compensation of David Edell, Stephen A. Heit and Drew Edell.

(3)
Dunnan D. Edell served as Chief Executive Officer and President until his death on February 9, 2013, at which time David Edell was appointed to serve as Chief Executive Officer, and served in that capacity until October 17, 2013. David Edell received no additional compensation for service as Chief Executive Officer. Richard Kornhauser was appointed Chief Executive Office and President on October 17, 2013.

Executive Compensation Principles - Compensation Committee

The Company's executive compensation program is based on guiding principles designed to align executive compensation with Company values and objectives, business strategy, management initiatives, and financial performance. In applying these principles the Compensation Committee of the Board of Directors, comprised of Philip

Cooley, Stanley Kreitman, Robert Lage and Jonathan Rothschild has established a program intended to:

•	Reward executives for long‑term strategic management and the enhancement of shareholder value.

•	Integrate compensation programs with both the Company's annual and long‑term strategic planning.

•	Support a performance‑oriented environment that rewards performance not only with respect to Company goals but also Company performance as compared to industry performance levels.

The Compensation Committee has a charter, which may be found in the investor section of the Company's web site, www.ccaindustries.com under Corporate Governance. Compensation, including annual bonus amounts, for the executive officers named in the Summary Compensation Table (other than the Chief Executive Officer), are recommended by the Chief Executive Officer, and approved by the Compensation Committee and the Board of Directors.
Outstanding Equity Awards at 2013 Fiscal Year End

None of our named executive officers had any outstanding equity awards as of the end of fiscal 2013. There were no stock options or other equity awards granted during fiscal 2013 and no options or other equity awards were exercised or vested during fiscal 2013.

Employment Contracts/Compensation Program

The Compensation Committee (the "Committee") determines the level of salary and bonuses, if any, for key executive officers of the Company. The Committee determines the salary or salary range based upon competitive norms. Actual salary changes are based upon performance, and bonuses are reviewed and recommended by the Committee for approval by the Board in consideration of the employee's performance during the fiscal year and, except for the Company's Chief Executive Officer, upon the recommendation of the Company's Chief Executive Officer. Richard Kornhauser was appointed Chief Executive Officer on October 17, 2013. Mr. Kornhauser does not have an employment contract with the company.

On March 21, 2011, the Committee, acting on behalf of the Company, entered into an Employment Agreement (each, an “Employment Agreement”) with Stephen A. Heit, and Drew Edell (each, an “Executive”). Pursuant their respective Employment Agreements, Mr. Heit was engaged to continue to serve as the Company's Executive Vice President and Chief Financial Officer, and Mr. Drew Edell was engaged to continue to serve as the Company's Executive Vice President, Product Development and Production. Stephen A. Heit was appointed President of the Company, and served in such capacity until Mr. Kornhauser's appointment in October 2013, in addition to his responsibilities as Chief Financial Officer and Drew Edell was appointed Chief Operating Officer, effective February 10, 2013.

Mr. Drew Edell is the son of David Edell, who is a member of the Board of Directors of the Company and served as a consultant to the Company. Except as set forth below, the Employment Agreements for Stephen Heit and Drew Edell contain substantially similar terms to each other. The initial term of employment under each of the Employment Agreements ran from March 21, 2011 through December 31, 2013, with successive one-year renewal terms thereafter unless the Company or the Executive chooses not to renew the respective Employment Agreement. The Employment Agreements were renewed and currently remain in effect.

Under the respective Employment Agreements, the base salaries of Mr. Heit, and Mr. Drew Edell (the “Executives”) were established as $250,000, and $275,000 per annum, respectively, and may be increased each year at the discretion of the Company's Board of Directors. The Executives are eligible to receive an annual performance-based bonus under their respective Employment Agreement, and are entitled to participate in Company equity compensation plans. In addition, each of the Executives receives an automobile allowance, health insurance and certain other benefits. In the event of termination of the respective Employment Agreement as a result of the disability or death of the Executive, the Executive (or his estate or beneficiaries) shall be entitled to receive all base salary and other benefits earned and accrued until such termination as well as a single-sum payment equal to the Executive's base salary and a single-sum payment equal to the value of the highest bonus earned by the Executive in the one-year period preceding the date of termination pro-rated for the number of days served in that fiscal year. If the Company terminates the Executive for Cause (as defined in the respective Employment Agreement), or the Executive terminates his employment in a manner not considered to be for Good Reason (as defined in the respective Employment Agreement), the Executive shall be entitled to receive all base salary and other benefits earned and accrued prior to the date of termination. If the Company terminates the Executive in a manner that is not for Cause or due to the Executive's death or disab ility, the Executive terminates his employment for Good Reason, or the Company does not renew the Employment Agreement after December 31, 2013, the Executive shall be entitled to receive a single-sum payment equal to his unpaid base salary and other benefits earned and accrued prior to the date of termination and a single-sum payment of an amount equal to three times (a) the average of the base salary amounts paid to Executive over the three calendar years prior to the date of termination, (b) if less than three years have elapsed between March 21, 2011 and the date of termination, the highest base salary paid to the Executive in any calendar year prior to the date of termination, or (c) if less than twelve months have elapsed between March 21, 2011 and the date of termination, the highest base salary received in any month times twelve. In addition, each Executive is entitled to the same benefits if he terminates his employment with the Company in connection with a Change of Control (as defined in their respective Employment Agreements).

Mr. Dunnan D. Edell was also a party to an Employment Agreement with the Company. Mr. Edell's estate received a payment of $359,726 pursuant to his Employment Agreement subsequent to his death.

Under the Employment Agreements, each Executive has agreed to non-competition restrictions for a period of six months following the end of the term of his Employment Agreement, during which period the Executive will be paid an amount equal to his base salary for a period of six months, and an amount equal to the pro rata share of any bonus attributable to the portion of the year completed prior to the date of termination. The Executives have also agreed to confidentiality and non-solicitation restrictions under the Employment Agreements.

The foregoing summary of the Employment Agreements are qualified in their entirety by the full text of the Employment Agreements, copies of which may be found in the Company's Form 8-K that was filed on March 21, 2011 with the United States Securities and Exchange Commission.

The Company also entered into an Employment Agreement with another Company executive, who is not a “named executive officer” within the meaning of the Securities Exchange Act of 1934, as amended and related regulations. The additional Employment Agreement referred to in the preceding sentence contains substantially similar terms as the Employment Agreements discussed above, except that the employee's base salary is $135,000 per annum.

Equity Plans

Long‑term incentives may be provided through the issuance of stock options or other equity awards, as determined in the discretion of the Board of Directors.

On June 15, 2005, the shareholders approved the CCA Industries, Inc. Amended and Restated Stock Option (Incentive) Plan amending the 2003 Stock Option Plan (as amended and restated, the “Plan”). The Plan authorizes the issuance of up to one million shares of common stock (subject to customary adjustments set forth in the plan) pursuant to equity awards, which may take the form of incentive stock options, nonqualified stock options restricted shares, stock appreciation rights and/or performance shares. No such equity awards were granted under the Plan in fiscal 2013.

Awards may be granted under the Plans to employees (including officers and directors who are also employees), non-employee directors or designated consultants of the Company provided, however, that incentive stock options may not be granted to any non‑employee director or consultant.

The Plan is administered and interpreted by the Board of Directors. (Where issuance to a Board member is under consideration, that member must abstain.) The Board has the power, subject to plan provisions, to determine the persons to whom and the dates on which awards will be granted, the amount and vesting or exercise provisions of awards, and other terms. The Board has the power to delegate administration to a committee of not less than two (2) Board members, each of whom must be a “non-employee director” within the meaning of Rule 16b‑3 under the Securities Exchange Act. Members of the Board receive no compensation for their services in connection with the administration of the Plan.

The Plan permits the exercise of options for cash, or such other method as the Board may permit from time to time. The maximum term of each option is ten (10) years. No option granted is transferable by the optionee other than upon death.

The exercise price of all options must be at least equal to one hundred percent (100%) of the fair market value of the underlying stock on the date of grant. The aggregate fair market value of stock of the Company (determined at the date of the option grant) for which any employee may be granted incentive stock options in any calendar year may not exceed $100,000, plus certain carryover allowances. The exercise price of an incentive stock option granted to any participant who owns stock possessing more than ten percent (10%) of the voting rights of the Company's outstanding capital stock must be at least one hundred-ten percent (110%) of the fair market value on the date of grant. As of November 30, 2013, there were no outstanding stock options.

Retirement Benefits

The Company has adopted a 401(k) Profit Sharing Plan that covers all employees with over one year of service who have attained age 21, including the executive officers named in the Summary Compensation Table. Employees may make salary reduction contributions up to twenty-five percent of compensation not to exceed the federal government limits. The Plan allows for the Company to make discretionary contributions. For all fiscal periods reflected in the Summary Compensation Table, the Company did not make any contributions.

CORPORATE GOVERNANCE

Board Leadership Structure

The Chairman of the Board of Directors is Stanley Kreitman, who is an independent director, and the Chief Executive Officer and President of the Company is Richard Kornhauser. Stephen A. Heit serves as Executive Vice President and Chief Financial Officer, and Drew Edell serves as Corporate Secretary. There is no lead independent director, however, Robert Lage, an independent director, serves as Chairman of the Audit and Compensation Committees, and Mr. Kreitman serves as Chairman of the Nominating Committee. The Company has had separate positions of Chairman of the Board and Chief Executive Officer since its inception.

The Board of Directors consists of seven members, five of whom are independent. Members of the Board of Directors are kept informed of the Company’s operations by reviewing materials provided to them, visiting the Company’s offices, speaking to the executives of the Company and by attending meetings of the Board and its committees. A meeting is held at least once per year with only the independent directors in attendance.

The Board of Director’s leadership structure is designed so that the independent directors exercise oversight over the Company’s key issues related to strategy and risk. A detailed annual budget is presented and approved by the directors, including plans for media expenditures. Revised forecasts for the fiscal year are presented to the directors as circumstances dictate.

Risk Oversight

The Company does not have a risk management committee. Risk oversight is performed by the entire Board of Directors. The Board considers risk levels in various areas of operation of the Company, including, but not limited to, legal and litigation issues, investments in marketable securities, accounts receivable and inventory levels, returns of product, and proposed new products. Robert Lage, the Chairman of the Audit Committee, is in regular communication with Stephen A. Heit, the Company’s Executive Vice President and Chief Financial Officer, reviewing the Company’s internal controls, compliance with the Sarbanes-Oxley Act, the Company’s financial results and compliance with the Company’s Standard of Business Conduct. All employees, including the executive officers, are required to comply with the Company’s Standard of Business Conduct. A copy of the Standard of Business Conduct is available under Corporate Governance in the Investor Relations section of the Company website www.ccaindustries.com. The Board believes that the close oversight by members of the Board over the Company and its management provides effective risk management of the Company’s operations.

Code of Conduct

The Company has adopted the Standard of Business Conduct (our code of ethics), which applies to all directors and employees of the Company, including the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Controller. A copy of the Standard of Business Conduct may be found in the Investor Relations section of the Company’s web site, www.ccaindustries.com, under Corporate Governance. The Company intends to disclose any substantive amendments to the Standard of Business Conduct as well as any waivers from provisions with respect to our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Controller, any principal accounting officer, and any other executive officer or director at the same web site location.

Director Independence

Stanley Kreitman, Sardar Biglari, Philip L. Cooley, Jonathan Rothschild, and Robert Lage are deemed by the Board of Directors to be “independent” members of the Board of Directors, as determined in accordance with Section 803(a) of the NYSE MKT stock exchange rules and by regulations of the SEC.

There were no related party transactions that occurred between the Company and any of the independent directors, and there were no transactions, relationships or arrangements not disclosed under “Transactions with Related Persons” that were considered by the Board under the applicable independence definitions in determining that the director is independent.

Board Meetings

During fiscal year 2013, the Board of Directors held five meetings (four times in person and one additional time by conference call), the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating Committee held one meeting. All of the directors attended 100% of all of the meetings of the Board and at least 75% of the respective committee meetings of the Board of which they were members.

All of the Company’s directors, except for Sardar Biglari, were present at the last annual meeting. The Company does not have a policy with regards to directors’ attendance at annual shareholder meetings.

Committees of the Board

The following chart shows the standing committees of the Board of Directors and their members:

	AUDIT	COMPENSATION	NOMINATING
Sardar Biglari	X
Philip L. Cooley	X	X	X
David Edell
Drew Edell
Stanley Kreitman	X	X	X
Robert Lage	X	X
Jonathan Rothschild	X	X	X

Audit Committee

The Company has an Audit Committee comprised solely of independent directors. Mr. Lage serves as Chairman of the Audit Committee. Robert Lage, a retired certified public accountant, Sardar Biglari, Philip L. Cooley, and Stanley Kreitman, a former president of a national bank, are deemed by the Board of Directors to be “audit committee financial experts” as defined by the SEC rules and are “financially sophisticated” as defined by NYSE-MKT rules.

The Audit Committee is appointed by the Board to assist the Board with oversight of (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors. It is the Audit Committee’s responsibility to select, retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, and to prepare the Audit Committee report that the SEC requires to be included in the Company’s annual meeting proxy statement. As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results. In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures. The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Regarding fiscal 2013, the Audit Committee (a) reviewed and discussed the Company’s audited financial statements with management; (b) received and discussed the information required to be discussed, pursuant to auditing standards and SEC regulations with the Company’s independent auditors; (c) received written disclosures, and the letter concerning same, from the independent auditors as required by the Public Company Accounting Oversight Board; (d) discussed the independence of the auditors, with the auditors; and (e) recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013.

An Audit Committee Charter was adopted by the full Board of Directors. A copy of the Audit Committee Charter can be found in the investor relations section of the Company’s website at www.ccaindustries.com.

Compensation Committee

The Company has a compensation committee comprised solely of independent directors. Mr. Lage serves as Chairman of the Compensation Committee.

The functions of the Compensation Committee include evaluating the performance of the Chief Executive Officer, and other executive officers of the Company, and, based on this evaluation, reviewing and recommending to the Board the compensation of the Chief Executive Officer and the Company’s other executive officers; making recommendations to the Board of Directors with respect to compensation of non-management directors; determining and administering, the Company’s compensation plans; and performing other related functions specified in the Committee’s charter. See "Employment Contracts/Compensation Program" above for additional information regarding the Compensation Committee.

A Compensation Committee Charter was adopted by the full Board of Directors. The charter was amended by the Board of Directors on May 23, 2011. A copy of the amended Committee Charter can be found in the investor relations section of the Company’s web site at www.ccaindustries.com.

Nominating Committee

The Company has a nominating committee comprised solely of independent directors. Stanley Kreitman serves as Chairman of the Nominating Committee. There is no charter for the Nominating Committee.

The Nominating Committee’s responsibilities include, among other things, identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of shareholders, and identifying and recommending nominees to fill any vacancy, however created, in the Board.

Nominees for director are selected on the basis of broad experience and diversity, which includes differences of viewpoint, professional experience, education, skill and other individual qualities. In addition, integrity, the ability to make independent analytical inquiries, an understanding of the Company’s business environment with particular emphasis on consumer products and the Company’s retail partners, and a willingness to devote adequate time to Board of Director duties are also considered. The Committee may consider candidates proposed by management or shareholders but is not required to do so. Except as described in the next paragraph, the Committee does not have any formal policy with regard to the consideration of any director candidates recommended by the security holders or any minimum qualifications or specific procedure for identifying and evaluating nominees for director as the Board does not believe that such a formalistic approach is necessary or appropriate at this time.

Shareholders who wish to recommend candidates for consideration by the Nominating Committee for Board membership may do so by writing to CCA Industries Inc., Attention: Nominating Committee, 200 Murray Hill Parkway, East Rutherford, NJ 07073. To be considered for the 2015 Annual Meeting, such recommendations must be received by the Company no earlier than March 19, 2015 and no later than April 18, 2015. Any such proposal shall contain the name, Company security holdings and contact information of the person making the nomination; the candidate's name, address and other contact information; any direct or indirect holdings of the Company's securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with the Company and/or the shareholder submitting the nomination; any actual or potential conflicts of interest; the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements as well as any other information required to be provided for shareholder nominations under to Section 2.5 of the Company’s Amended and Restated Bylaws. Director candidates recommended by shareholders will receive the same consideration as other nominees.

Communications with Directors

Shareholders of the Company who wish to communicate with the Board or any individual director can write to CCA Industries, Inc., Investor Relations, 200 Murray Hill Parkway, East Rutherford, NJ 07073 or send an email to boardofdirectors@ccaindustries.com.  Your letter or email should indicate that you are a shareholder of the Company.  Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a shareholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper topic.  At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

TRANSACTIONS WITH RELATED PERSONS

The Company’s policy regarding transactions with related persons requires transactions with related persons to be reviewed and approved or ratified by the Company’s Audit Committee as well as by the Company’s Chief Executive Officer and Chief Financial Officer. In this regard, all such transactions are first discussed with the Chief Executive Officer and the Chief Financial Officer for an initial determination of whether such further related person transaction review is required. The Company utilizes the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of the Company, any beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, or any immediate family member of any such person. In reviewing these transactions, the Company strives to assure that the terms of any agreement between the Company and a related party is at arm’s length, fair and at least as beneficial to the Company as could be obtained from third parties. The Audit Committee, in its discretion, may consult with third party appraisers, valuation advisers or brokers to make such determination.

As per their respective Employment Agreements, the Company made payments to each of David Edell and Ira Berman of $724,727 for fiscal 2013 and payments of $687,222 for fiscal 2012 for consulting services provided during those years and also paid life insurance policy premiums totaling $55,786 and $55,786, respectively for policies owned by David Edell and Ira Berman. Under the provisions of the Employment Agreements, the consulting fees paid to each Executive increase six percent per year for each successive year of the consulting term, which is set to expire on December 31,2015. In addition, in March 2011, the Company entered into Change of Control Agreements with each of David Edell and Ira Berman, which could result in payments to such persons in the event of a Change of Control (as defined in the Change of Control Agreements), including a lump sum payment of all fees under the applicable Employment/Consulting Agreement from the date of occurrence of the Change of Control through the end of the original term of such agreement; vesting of awards under the Company's equity-based compensation plans, if any; and a gross-up payment so that the after tax value of the applicable consultant's payments and benefits under the Change of Control Agreement would be the same as though no excise taxes applied to such payments or benefits. Both David Edell and Ira Berman are former executives of the Company and are each currently beneficial owners of greater than 5% of the Company’s voting securities. David Edell currently serves as a director of the Company and Mr. Berman served as director of the Company until August 2011.

The Company has not entered into, or proposed to enter into, any other transactions, other than as disclosed above, since the beginning of the Company’s last two fiscal years, in which any related person had or will have a direct or indirect material interest.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The seven directors named herein are nominated to be elected to the Company’s Board of Directors. All directors are subject to one-year terms and annual election. Four directors are elected by the holders of Class A Common Stock and three directors are elected by the holders of Common Stock. Each director holds office until the next Annual Meeting of Shareholders and until a successor is elected and qualified, or until death, resignation or removal. Each of the director nominees has agreed to be named in this proxy statement and to serve if elected. Management has no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted, to the extent permitted by applicable law, for another person nominated as a substitute by the Board.

The four nominees for election by the holders of the Company’s Class A Common Stock are David Edell, Robert A. Lage, Jonathan Rothschild, and Stanley Kreitman, all of whom are current directors. The three nominees for election by the holders of Common Stock are Sardar Biglari, Philip L. Cooley, and Drew Edell, all of whom are current directors and were recommended for election by the Nominating Committee of the current Board of Directors.

There were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director. There are no family relationships among any of the directors or executive officers or nominees for director or executive officer, except that David Edell, a director, is the father of Drew Edell, the Chief Operating Officer and a director.

The following table summarizes information with respect to the nominees:

Name	Age	Director Since
Class A Common Stock Nominees:
David Edell	82	1983
Stanley Kreitman	81	1996
Robert A. Lage	77	2003
Jonathan Rothschild	60	2012
Common Stock Nominees:
Sardar Biglari	36	2011
Philip L. Cooley	70	2011
Drew Edell	56	2013

Set forth below is additional information regarding all nominees for director, including information concerning their principal occupations and certain other directorships.

Class A Common Stock Nominees

No vote or proxy is solicited in respect of the nominees to be elected by the holders of Class A Common Stock, since Messrs. Ira W. Berman and David Edell, own all of the shares of Class A Common Stock, and they have jointly proposed David Edell, Mr. Kreitman, Mr. Lage and Mr. Rothschild for re-election.

David Edell

David Edell is a director of the Company. Mr. Edell served as the Company's Chief Executive Officer until November 30, 2010 and was re-appointed Chief Executive Officer on February 10, 2013 following the death of Dunnan D. Edell, our former CEO and served until October 17, 2013. From January 1, 2011, David Edell has served as a consultant to the Company under an agreement that provided for a five year term that commenced on January 1, 2011. Prior to his association with the Company, he was a marketing and financial consultant; and, by 1983, he had extensive experience in the health and beauty aids field as an executive director and/or officer of Hazel Bishop, Lanolin Plus and Vitamin Corporation of America and other companies. In 1954, David Edell received a Bachelor of Arts degree from Syracuse University. Mr. Edell is the father of Drew Edell.

Director Qualifications

•	Extensive experience in the consumer products market segment

•	Founder of the Company and leadership role since inception

Stanley Kreitman

Stanley Kreitman has been Chairman of the Board of the Company since 2011, and Vice Chairman of Manhattan Associates, an equity investment firm, since 1994. He is a director of Arbor Realty Trust, a NYSE listed company, and Medallion Financial Corp., a NASDAQ listed company. Within the last five years, Mr. Kreitman has held directorship positions at the following public companies: CapLease Inc. (formerly Capital Lease Financial Corp.) (NYSE), KSW, Inc. (listed on NASDAQ until its acquisition in 2012), Arbinet Corporation (listed on NASDAQ until its acquisition in 2011), and Sports Acquisition Corp. and Renaissance Acquisition Corp. each of which was a special purpose company. He also served as Chairman of the New York City Board of Corrections, a director of Nassau County Crime Stoppers, and serves on the board of the Police Athletic League. From 1975 to 1993 he was President of United States Banknote Corp. (NYSE), a securities printer.

Director Qualifications

•	Leadership experience as President of United States Banknote Corporation

•	Extensive experience serving on boards of directors of various corporations and organizations

•	Deemed by the Board of Directors to be an “audit committee financial expert” as defined by the SEC rules and “financially sophisticated” as defined by the NYSE MKT rules.

Robert A. Lage

Robert A. Lage is a director of the Company, and a retired CPA. He was a partner at PricewaterhouseCoopers Management Consulting Service prior to his retirement in 1997. He has been engaged in the practice of public accounting and management consulting since 1959. He received a BBA from Bernard Baruch College of The City University of New York in 1958.

Director Qualifications

•	Certified Public Accountant since 1959

•	Extensive experience as a partner at PricewaterhouseCoopers Management Consulting Service

•	Deemed by the Board of Directors to be an “audit committee financial expert” as defined by the SEC rules and “financially sophisticated” as defined by NYSE MKT rules

Jonathan Rothschild

Jonathan Rothschild is a director of the Company. Mr. Rothschild has served as a director of Immucell, Inc., a NASDAQ listed biotechnology company, since 2001, and serves on its audit committee. He is President and sole owner of Arterio, Inc. which is in the vitamin and supplements business. Mr. Rothschild is also a director of the Anne Frank Center USA, a not-for-profit organization.
Director Qualifications

•	Extensive experience in the supplements business

•	Director and member of audit committee of a NASDAQ listed company

Common Stock Nominees

The Nominating Committee is proposing Sardar Biglari, Philip L. Cooley, and Drew Edell for election by the holders of Common Stock at the Annual Meeting.

Sardar Biglari

Sardar Biglari is a director of the Company.  He has served as Chairman of the Board, Chief Executive Officer and a director of Biglari Holdings Inc. (“Biglari Holdings”), a diversified holding company, since 2010.  Mr. Biglari was elected Chairman of the Board of the predecessor to Biglari Holdings in June 2008 and appointed Chief Executive Officer in August 2008 following his election to the board in March 2008.  He has also served as Chairman, since March 2006, Chief Executive Officer and President, since May 2007, and a director, since December 2005, of Western Sizzlin Corporation, a diversified holding company, which was acquired by Biglari Holdings’ predecessor in March 2010. Mr. Biglari has been Chairman and Chief Executive Officer of Biglari Capital Corp., general partner of The Lion Fund, L.P. and The Lion Fund II, L.P., private investment funds, since its inception in 2000.

Director Qualifications

•
Mr. Biglari has extensive managerial and investing experience in a broad range of businesses through his services as Chairman and Chief Executive Officer of Biglari Holdings Inc. and its major operating subsidiaries.

•	Experience serving on the board of directors of public companies.

•	Deemed by the Board of Directors to be an "audit committee financial expert" as defined by the SEC rules and "financially sophisticated" as defined by the NYSE MKT rules.

Philip L. Cooley

Philip L. Cooley is a director of the Company. He has served as Vice Chairman of the Board of Biglari Holdings Inc. since April 2009 and as a director since March 2008. He was the Prassel Distinguished Professor of Business at Trinity University, San Antonio, Texas, from 1985 until his retirement in May 2012.  Dr. Cooley served as an advisory director of Biglari Capital Corp., general partner of The Lion Fund, L.P., since 2000 and as Vice Chairman and a director of Western Sizzlin Corporation from March 2006 and December 2005, respectively, until its acquisition by Biglari Holdings Inc. in March 2010.   Dr. Cooley earned a Ph.D. from Ohio State University, a MBA from the University of Hawaii and a BME from the General Motors Institute.  Dr. Cooley is past president of the Eastern Finance Association, and serves on its board, and of the Southern Finance Association.   He also serves on the board of the Financial Literacy of South Texas Foundation.
.

Director Qualifications

•	Dr. Cooley has extensive business and investment knowledge and experience.

•	Experience serving on the boards of directors of public companies.

•	Author of more than 60 articles on financial topics, his work has appeared in the Journal of Finance, Journal of Business and others. He also has authored several books in finance.

•	Deemed by the Board of Directors to be an "audit committee financial expert" as defined by the SEC rules and "financially sophisticated" as defined by the NYSE MKT rules.

Drew Edell
Drew Edell, is a graduate of Pratt Institute, where he received a Bachelor’s degree in Industrial Design. Mr. Edell is the Chief Operating Officer effective February 10, 2013, and has served as Corporate Secretary since December 2010. He was appointed as a director of the Company on February 10, 2013, and was elected a director at the last annual meeting of the shareholders. He joined the Company in 1983, and in 1985, he was appointed Vice President of Product Development and Production. Mr. Edell is the son of David Edell, who is a director of the Company.
Director Qualifications

•	Extensive experience in the consumer products market segment

•	Employed with the Company since inception

Required Vote

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Annual Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of each of the Common Stock nominees as proposed in this Proposal No. 1.

DIRECTOR COMPENSATION

Each outside director was paid $2,500 for a conference call meeting and $5,000 per meeting for attendance in person at board meetings in fiscal 2013 (without additional compensation for committee meetings, other than as noted below) up to the meeting held on October 17, 2013. Effective October 17, 2013, the Board of Directors changed their compensation to $2,500 per meeting for attendance in person and no compensation for conference call meetings. The Board of Directors also changed their annual retainer of $25,000 to $12,500, effective the same date, for each outside director, in addition to the in person meeting payments. The Board of Directors met four times in person during fiscal 2013, and one additional time by conference call, for an aggregate outside director compensation of $233,750, not including Mr. Kreitman's additional compensation of $15,000 as Chairman of the Board, and Mr. Lage's additional compensation of $30,000 as chairman of the audit committee. All compensation to members of the Board of Directors was paid in cash. No stock options were awarded.

The following table summarizes the fees earned or paid in cash to each director, with respect to their service as directors, during fiscal 2013:

	Fees Earned or
Name	Paid in Cash ($)	Total ($)
Sardar Biglari	$36,875	$36,875
Philip Cooley	39,375	39,375
David Edell (1)	39,375	39,375
Stanley Kreitman	54,375	54,375
Robert Lage	69,375	69,375
Jonathan Rothschild	39,375	39,375

(1)	David Edell also received $724,727 for consulting services as per his Employment Agreement, and $33,185 was paid in life insurance premiums for policies owned by Mr. Edell.

Board members who are also officers are not separately compensated for their services as directors.

PROPOSAL NO. 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is required to submit a proposal to its shareholders for a non-binding advisory vote to approve the compensation of its named executive officers pursuant to Section 14A of the Exchange Act. The shareholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board of Directors.
Although the vote is non-binding, the Compensation Committee and the Board of Directors value the opinions of our shareholders and intend to consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders an opportunity to express their views on the compensation of the Company's named executive officers as described in this proxy statement under the heading "Executive Compensation."
Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:
“RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”
The approval, on an advisory basis, of the Company's executive compensation requires the affirmative vote of a majority of the Company's outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the approval of this proposal. Broker non-votes will be counted for the purpose of meeting the quorum requirements but will have no effect on the outcome of the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of Proposal No. 2.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of BDO USA, LLP (“BDO”), as the Company’s principal independent registered public accounting firm, to audit the accounts and certify the financial statements of the Company for the fiscal year ending November 30, 2014. The appointment shall continue at the pleasure of the Audit Committee. The Company is submitting the selection of BDO to its shareholders for ratification as a matter of good corporate governance. If the appointment is not ratified by the shareholders of the Company, the Audit Committee may reconsider the selection of BDO as the Company's independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time it determines that a change would be in the best interests of the Company and our shareholders. BDO has acted as the Company’s auditors commencing with the review of the first quarter of fiscal 2012.

On March 7, 2012, the Company engaged BDO as the Company's principal independent registered public accounting firm to audit its financial statements, replacing KGS LLP (“KGS”) as the Company's independent registered public accounting firm, who were dismissed on the same day. The change was approved by the Audit Committee.

The Company had not consulted with BDO during the two fiscal years ended November 30, 2010 and November 30, 2011 and the subsequent interim period through March 7, 2012, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
KGS's report on the Company's financial statements as of and for the fiscal years ended November 30, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's fiscal years ended November 30, 2010, and November 30, 2011 and the subsequent interim period through March 7, 2012, there were (i) no disagreements between the Company and KGS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KGS would have caused KGS to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided KGS with a copy of the Form 8-K disclosing the above matters, which was filed on March 7, 2012. KGS furnished the Company with a letter addressed to the SEC stating that KGS agreed with the statements made in the Form 8-K regarding KGS. A copy of such letter, dated March 7, 2012, was filed as Exhibit 16.01 to the Form 8-K.

The Board of Directors expects that one or more representatives of BDO will be present at the meeting. Representatives of BDO will then be given the opportunity to make a statement, and will be available to respond to appropriate questions.

The ratification of the Board’s selection of BDO USA, LLP requires the affirmative vote of a majority of the Company's outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the ratification of the Board’s selection of BDO USA, LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote in favor of Proposal No. 3.

SERVICES PROVIDED BY THE AUDITOR AND FEES PAID

Audit Committee Pre-Approval of Services

The Audit Committee pre-approved all audit and non-audit services provided to the Company in fiscal 2013 and 2012 by BDO. Under its charter, the Audit Committee must pre-approve all subsequent engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Securities Exchange Act of 1934 or the rules of the SEC. Each year, before a independent registered public accounting firm is retained to audit our financial statements, such service and the associated fee, is approved by the Committee. At the beginning of the fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, including the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. At each subsequent Committee meeting, the Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. The Committee has delegated to the Chairman of the Committee the authority to evaluate and approve engagements on behalf of the Committee in the event that a need arises for pre-approval between Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at its next meeting.

Audit Fees

BDO served as the Company’s independent registered public accounting firm for 2013 and 2012. The services performed by BDO in this capacity included conducting an audit in accordance with generally accepted audit standards of, and expressing an opinion on, the Company’s consolidated financial statements.

BDO’s fees for professional services rendered in connection with the audit and review of Forms 10-K and all other SEC regulatory filings were $175,000 for the 2013 fiscal year and $175,000 for the 2012 fiscal year. The Company has paid and is current on all billed fees.

Audit-Related Fees

There were no audit-related fees billed in fiscal 2013 or fiscal year 2012.

Tax Fees

Professional services rendered in connection with Federal and State tax return preparation and other tax matters for the 2013 fiscal year were $45,000, and for the 2012 fiscal year were $45,000.

All Other Fees

There were no other fees billed in fiscal years 2013 and 2012.

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000.  Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with the Company’s policies and legal requirements.  The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of a report thereon; they also perform limited reviews of the Company’s unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board.  It also investigates matters related to the Company’s financial statements and controls as it deems appropriate.  In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Company management and by the independent registered public accountants, as well as by other experts that the Committee hires.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2013 with management, who represented that the Company’s consolidated financial statements for fiscal 2013 were prepared in accordance with U.S. generally accepted accounting principles.  It discussed with BDO USA, LLP ("BDO"), the Company’s independent registered public accountants for fiscal 2013, those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).  The Committee has received from BDO written independence disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its independence.

Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of BDO USA, LLP, Independent Registered Public Accounting Firm for fiscal 2013, to the Audit Committee, the Audit Committee recommended to the Board that the financial statements of the Company for fiscal year 2013 as audited by BDO be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Robert Lage (Chairman)
Sardar Biglari
Philip L. Cooley
Stanley Kreitman
Jonathan Rothschild
_____________________________

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference into any such filing.

ADDITIONAL MATTERS
Other Matters

The Board of Directors knows of no other matters to be presented, but if any other matters properly come before the Annual Meeting, it is intended that the persons holding proxies will vote thereon in accordance with their best judgments.

When a shareholder votes over the telephone, internet or returns a duly executed proxy, the shares represented thereby will be voted as indicated thereon or, if no direction is indicated, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy, and any additional material furnished. The proxy materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, for forwarding of such material to beneficial owners. The Company may reimburse such persons their forwarding costs. Original solicitation of proxies by mail may be supplemented by telephone, email, fax, or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

Shareholder Proposals for the Year 2015

Under SEC proxy rules, if a shareholder wants the Company to include a proposal in its proxy statement and proxy card for the 2015 Annual Meeting of Shareholders, the proposal must be received by the Company no later than February 2, 2015.

Any shareholder wishing to make a nomination for director or wishing to introduce any business at the 2015 Annual Meeting of Shareholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide the Company advance notice of such business which must be received by the Company no earlier than March 19, 2015 and no later than April 18, 2015. Nominations for director must be made in accordance with Section 2.5 of the Company’s Amended and Restated Bylaws and proposals for other business must be made in accordance with Section 2.4 of the Bylaws. Proposals and other items of business should be directed to the attention of the Corporate Secretary at the Company’s principal executive offices.

Annual Report and SEC Filings

The Company is subject to the information requirements of the Securities and Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the United States Securities and Exchange Commission (“SEC”). Such reports, proxy statement and other information are available on the SEC’s website at www.sec.gov.

Shareholders may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013, including financial statements and schedules included therein, without charge, by visiting the Investor Relations section of the Company’s website at www.ccaindustries.com or by sending a request in writing to the attention of the Corporate Secretary at the Company’s principal executive offices. Upon written request to the Company, at the address of the Company’s principal executive offices, the exhibits set forth on the exhibit index of the Company’s Annual Report on Form 10-K will be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).
By Order of the Board of Directors
/s/ Stanley Kreitman
Stanley Kreitman,
Chairman of the Board of Directors
East Rutherford, New Jersey June 2, 2014

ANNUAL MEETING OF SHAREHOLDERS OF

CCA INDUSTRIES, INC.

To Be Held On:

July 17, 2014 at 2:00 p.m.

200 Murray Hill Parkway, East Rutherford, NJ

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report
are available at http://www.ccaindustries.com/2014

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330300000000000000 3 071714

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE FOR PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

- ○ Sardar Biglari
- ○ Philip L. Cooley
- ○ Drew Edell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

To grant the proxy the power to vote in his discretion upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy will be voted as directed. Unless otherwise directed, this Proxy will be voted for all proposals as indicated on the opposite side of this proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CCA INDUSTRIES, INC.

To Be Held On:

July 17, 2014 at 2:00 p.m.

200 Murray Hill Parkway, East Rutherford, NJ

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report are available at http://www.ccaindustries.com/2014

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20330300000000000000 3 071714

THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE FOR PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Sardar Biglari
○ Philip L. Cooley
○ Drew Edell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To grant the proxy the power to vote in his discretion upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy will be voted as directed. Unless otherwise directed, this Proxy will be voted for all proposals as indicated on the opposite side of this proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0

CCA INDUSTRIES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints David Edell and Stanley Kreitman, and each of them, as proxies and attorneys in fact, with full power of substitution, to represent and vote all shares of common stock of CCA Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of CCA INDUSTRIES, INC., to be held at the office of CCA Industries, Inc. 200 Murray Hill Parkway, East Rutherford, NJ on July 17, 2014 at 2 p.m., as directed on the reverse side upon the proposals, and in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof (all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged).

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CCA INDUSTRIES, INC. UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED “FOR” THE ELECTION OF SARDAR BIGLARI, PHILIP L. COOLEY AND DREW EDELL AS DIRECTORS, "FOR" THE ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION, “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AND IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side)

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